SETTLEMENT AND RELEASE AGREEMENT

This Settlement and Release Agreement (the "Agreement") is made and entered into by and between plaintiff DAVID BERNARD ("Plaintiff"), on the one hand, and defendant WINWIN GAMING, INC., as successor in interest to JUNUM, INCORPORATED ("Defendant"), on the other hand (hereinafter, Plaintiff and Defendant are sometimes collectively referred to as "the Parties Hereto").

RECITALS

This Agreement is made with reference to the following facts and for the following purpose:

A. On or about August 16, 2005, Plaintiff filed a "Complaint On Promissory Note" (the "Original Complaint") against Defendant in the U.S. District Court for the Central District of California, and thereby commenced that certain legal action entitled David Bernard v. WinWin Gaming, Inc., Inc., etc., Civil Case No. CV 05-05974 PA (PJWx) (the "Action"), regarding two promissory notes, each dated February 9, 2001 (collectively, the "Subject Notes").

B. On or about September 26, 2005, Defendant filed in the Action a "First Amended Complaint On Promissory Notes" (the "Amended Complaint"), together with co-plaintiff Langmore Ltd. ("Langmore"), which raised separate claims regarding a different negotiable instrument.

C. Following an Order to Show Cause by the Court, on or about January 9, 2006, the Court on its own motion dismissed Langmore and its claims from the Action without prejudice. This Agreement between Plaintiff and Defendant does not include Langmore or its claims, nor affect them in any manner.

D. On March 14, 2006 (the "Settlement Date"), a settlement was orally reached between Plaintiff and Defendant at a Mediation held in the Action. The purpose of this Agreement is for the Parties Hereto to document and memorialize such settlement so as to completely settle their differences as between themselves, and, except as may otherwise be provided for herein, for Plaintiff to generally release Defendant from any and all liabilities, claims, defenses, causes of action, damages, costs or demands, including without limitation, those which arise out of or are in any way connected with the Original Complaint, the Amended Complaint, the Subject Notes and/or the Action.

AGREEMENT

NOW, THEREFORE, the Parties Hereto, and each of them, hereby warrant, represent, acknowledge, and agree as follows:

A. Monetary Payments By Defendant To Plaintiff.

1. The Parties Hereto, and each of them, hereby agree that Defendant shall pay to Plaintiff the total monetary sum of $70,000 (the ``Monetary Sum'') in seven (7) installment payments of $10,000 each over a period of eight (8) months, as follows: (a) a first installment payment of $10,000 (the "Initial Payment") shall be paid on or before May 15, 2006; and (b) six additional installment payments of $10,000 each shall be paid, respectively, commencing on July 15, 2006, and thereafter on the 15th day of each of August, September, October, November and December 2006. If the due date for any of the above seven (7) installment payments falls on a weekend or legal holiday, such payment shall be deemed due on the first business day thereafter.

2. Time is of the essence in this Agreement, and each of the payments referred to in paragraph 1 above shall be due on the respective date upon which such payment shall be made. Each of the payments required by paragraph 1 above shall be made by two valid checks. One check for $4,000 shall be made payable to George Sykulski, PLC (``GS'') and the second check for $6,000 shall be made payable to David Bernard. Each of the checks shall timely be delivered to Plaintiff's attorneys of record as follows: George Sykulski, a Professional Law Corporation, 16027 Ventura Blvd., Suite 503, Encino, California 91436, attention: Loraine Todd, Esq., so as to be actually received by Plaintiff's attorneys of record on or before 5:00 p.m. on the respective date upon which such payment shall be made.

B. Transfer Of Stock To Plaintiff And Sale Thereof.

3. Within ten (10) days following Plaintiff's execution and delivery of this Agreement, Defendant shall transfer 200,000 shares (120,000 shares to Plaintiff and 80,000 shares to GS) of common restricted stock of Defendant (the "Subject Stock"), and shall duly provide Plaintiff and GS with stock certificates reflecting transfer of the Subject Stock to Plaintiff and to GS. The Subject Stock shall have piggy back rights to be registered at the time of and as part of the next registration statement filed by Defendant, including, without limitation, Defendant's contemplated upcoming registration of stock (the "Registration"), and Defendant hereby covenants and agrees to include all of the Subject Stock in Defendant's Registration at such time as the Registration is effected.

4. Promptly following execution and delivery of this Agreement, Plaintiff and GS shall open an e*trade account (the ``Subject Account'') into which all of the Subject Stock shall be transferred and deposited by Plaintiff and GS at such time as it is lawful for them to do so. Plaintiff and GS hereby covenant and agree that they will transfer and deposit all of the Subject Stock into the Subject Account, and that they will not otherwise transfer, deposit, trade, lien, encumber or take any action which would effect the Subject Stock in any manner, either prior to transfer and deposit into the Subject Account or thereafter, except as provided for in this Agreement. Plaintiff and GS hereby grant full and exclusive power to handle the Subject Account and trade all of the Subject Stock therein to Defendant's attorneys of record, Jeffrey W. Shields of Shields Law Offices, and/or to such other person as Defendant may subsequently designate in writing to Plaintiff for Plaintiff's consent (the ``Designated Person''). Plaintiff covenants and agrees not to unreasonably withhold such consent. The Designated Person shall be given password access to the Subject Account by Plaintiff and GS, along with any other permission or authority which may be required in order for the Designated Person to handle the Subject Account and trade all of the Subject Stock therein. The Designated Person shall sell all of the Subject Stock within the 120 day period immediately following the Registration, or such time thereafter as the Subject Stock may be lawfully sold into the market (the ``120 Day Period''), on whatever days and in whatever amounts as the Designated Person deems advisable in the Designated Person's own sole discretion, so

as to garner the highest possible cumulative price for sale of all of the Subject Stock over the 120 Day Period. Plaintiff shall not have any access to the Subject Account, however, GS, as Plaintiff's attorneys, shall have password access to the Subject Account only for the purpose of monitoring the Subject Account and any transactions made therein by the Designated Person. Defendant covenants and agrees that, upon sale of the Subject Stock and any portions thereof, all of the proceeds therefrom shall be promptly paid over to Plaintiff and GS (60/40, respectively) and delivered to GS as provided for in paragraph 2 above, and shall not be reinvested in the Subject Account or otherwise used by Defendant or its Designated Person. Prior to the Designated Person taking any action of any kind relating to the Subject Account and the sale of the Subject Stock, Plaintiff, GS and Defendant shall each provide full written releases and indemnity assurances satisfactory to the Designated Person to the effect that no claim or legal action of any kind will ever be brought against the Designated Person for any act or omission arising from this Agreement and/or sale of the Subject Stock from the Subject Account.

5. In the event that the net cash amount (the "Net Amount") received by Plaintiff and GS from the Designated Person's sale of all of the Subject Stock is less than the sum of $140,000, then, within sixty (60) days following the conclusion of the 120 Day Period, Defendant shall pay to Plaintiff and GS (60/40, respectively) and deliver to GS as provided for in paragraph 2 above, a monetary payment in the full and exact amount of the difference between the Net Amount paid to Plaintiff and GS and the

sum of $140,000. If, however, the Net Amount is greater than or equal to the sum of $140,000, then Defendant shall have no further obligation to Plaintiff and GS in this regard, and no additional payment by Defendant shall be required.

6. Defendant will use its best efforts to effect the Registration as soon as possible, however, each of the Parties Hereto recognizes and acknowledges that there are many variables inherent in the process of effecting a registration of stock, and nothing in this Agreement shall be construed as a guarantee of any kind by Defendant that the Registration will, in fact, be accomplished, or that such Registration will be accomplished by any particular date. In the event that for any reason the Registration has not been accomplished within twelve (12) months of Defendant's transfer of the Subject Stock to Plaintiff, then the Designated Person shall be instructed to sell all of the Subject Stock within the 120 Day Period immediately following the expiration of such twelve (12) month period, on whatever days and in whatever amounts as the Designated Person deems advisable in the Designated Person's own sole discretion, so as to garner the highest possible cumulative price for sale of all of the Subject Stock over that 120 Day Period, and all of the provisions of paragraph 5 above shall apply to such sale by the Designated Person. In such event, and inasmuch as registration of the Subject Stock in order to freely trade same will have become a moot issue, Defendant shall be released of its obligation to register all of the Subject Stock pursuant to the provisions of paragraph 3 above.

7. It is the express intent of each of the Parties Hereto to fully and properly comply with any and all applicable federal and/or state laws, rules and regulations in agreeing to and effecting the terms of this Agreement. If any portion of this Agreement is declared by a court of competent jurisdiction to be invalid or unenforceable, such portion shall be deemed severed from the Agreement, and the remaining part shall remain in full force and effect as if no such invalid or unenforceable provision had been a part of the Agreement.

C. **Stipulation For Judgment By Defendant.**

8. Concurrently with Defendant's execution and delivery of this Agreement, and in order to secure both: (a) Defendant's timely performance of its installment payment obligations to Plaintiff and GS, as set forth in paragraphs 1 and 2 above; and (b) Defendant's obligation to transfer the Subject Stock to Plaintiff and GS and to thereafter include and register all of the Subject Stock in the Registration at such time as the Registration is effected, as set forth in paragraph 3 above; Defendant shall also execute and deliver to the attorneys of record for Plaintiff (a) the original of that ``Stipulation For Entry Of Judgment'' (the ``Stipulation''), a true copy of which is attached hereto as Exhibit ``A'' and is incorporated herein by this reference, and (b) the original of that ``Judgment On Stipulation For Entry Of Judgment'' (the ``Judgment''), a true copy of which is attached hereto as Exhibit ``B'' and is incorporated herein by this reference.

9. Subject to and in accordance with the terms set forth herein, Defendant expressly agrees to the filing and entry of

both the Stipulation and the Judgment thereon against Defendant in the full amount set forth therein of $270,000.00 ($10,000 of which will be designated as attorneys' fees), less credit for any installment payments actually made by Defendant to Plaintiff.

10. If Defendant defaults on any of its obligations as itemized in paragraph 8 above, and if Defendant has not fully cured such default within ten (10) calendar days of written notice of such default having been given by both facsimile and first class mail from Plaintiff's attorneys of record to Defendant's attorneys of record, *i.e.*, Jeffrey W. Shields, Esq., Shields Law Offices, 1920 Main Street, Suite 1080, Irvine, California 92614, facsimile no. 949/724-7905; then Plaintiff may immediately, and without the necessity of any further notice or order of court, file and cause the entry of both the Stipulation and the Judgment thereon. In the event that Plaintiff does so, and as a precondition to any enforcement of the Judgment, Plaintiff must first transfer back to Defendant all of the Subject Stock received by Plaintiff from Defendant and deliver to Defendant's attorneys of record the originals of the stock certificates or appropriate documentation in lieu thereof for the Subject Stock duly endorsed over to Defendant and free and clear of any claims, liens, hypothecations or encumbrances of any kind (other than any required restricted securities legends).

11. Assuming, however, that Defendant fully and timely complies with all of its obligations to Plaintiff and GS as itemized in paragraph 8 above, then Plaintiff shall not file either the Stipulation or the Judgment thereon with the Court in the

Action, but shall instead forthwith cause Plaintiff's attorneys of record to return the original Stipulation and the original Judgment, marked ``Paid in Full,'' to Defendant's attorneys of record.

D. Dismissal Of The Action With Prejudice.

12. Promptly following execution and delivery of this Agreement by each of the Parties Hereto, each of the Parties Hereto shall cause their respective attorneys of record to execute and file a Stipulation for Dismissal of the entire Action with prejudice in the form of Exhibit "C" attached hereto and incorporated herein by this reference (the "Stipulation"). As set forth in the Stipulation, each of the Parties Hereto hereby agrees to, and shall, bear their own costs of suit and attorneys' fees and expenses incurred relative to the Action, except that in the event of an uncured default and the filing of the Stipulation and Judgment, $10,000 of the Judgment amount shall be attributable to attorneys' fees. Pursuant to the provisions of California Code of Civil Procedure section 664.6, each of the Parties Hereto expressly requests hereby, and agrees to, the retention and continuing jurisdiction of the U.S. District Court for the Central District of California to enforce all of the provisions of this Agreement.

13. Each of the Parties Hereto further agrees to do all other things necessary, if any, including, but not limited to, the execution of additional documents, in order to cause entry of the Stipulation in accordance with the terms above.

E. **General Release Of Defendant By Plaintiff.**

14. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Plaintiff, for himself, and for each of his employees, agents, attorneys, representatives, principals, partners, joint venturers, affiliates, sureties, predecessors, successors, heirs and assigns, and each of them, hereby fully and irrevocably releases, acquits and discharges Defendant, and all of Defendant's past, present and future directors, officers, shareholders, employees, agents, attorneys, representatives, principals, partners, joint venturers, affiliates, sureties, subsidiaries, parent and affiliated corporations, predecessors, successors, heirs and assigns, and each of them (collectively, the "Related Persons"), of and from any and all liabilities, claims, defenses, causes of action, damages, costs or demands of whatever nature, character, type or description, which Plaintiff has or asserts, or may hereafter have or assert, against Defendant, or against any of Defendant's Related Persons, by reason of any act or omission on the part of Defendant, or on the part of any of Defendant's Related Persons, occurring at any time prior to the Settlement Date, including without limitation, any and all liabilities, claims, defenses, causes of action, damages, costs or demands which are embodied in, may arise out of, or are in any way connected with, any fact, matter or issue pertaining to the Original Complaint, the Amended Complaint, the Subject Notes and/or the Action.

15. The general releases set forth in the foregoing paragraph shall be effective as of the Settlement Date and shall

extend to all actual and/or potential liabilities, claims, defenses, causes of action, damages, costs or demands of Plaintiff himself which may exist against Defendant, or against any of Defendant's Related Persons, up to and including the Settlement Date, regardless of whether such liabilities, claims, defenses, causes of action, costs or demands are stated, alleged, or even suspected prior to the Settlement Date.

16. Notwithstanding the provisions above, the general releases set forth in this Agreement are not intended to, and shall not extend to, or in any way release, acquit or discharge: (a) any of the rights, duties or obligations arising from, created by, or maintained by, this Agreement, including, but not limited to, the obligations set forth in paragraphs 1 through 13, inclusive, above and the attached Exhibits; or (b) any of the obligations of Defendant under that certain Settlement Agreement dated October 15, 2003, between Defendant and Corporate Legal Services LLP, et al. Further, for additional clarification, none of the releases contained herein shall have any effect whatsoever on the claims of Langmore against Defendant.

17. Plaintiff acknowledges that he may hereafter discover facts different from, or in addition to, those which he now believes to be true with respect to any or all of the liabilities, claims, defenses, causes of action, damages, costs or demands herein released. However, Plaintiff agrees that these general releases shall be, and shall remain, effective in all respects, notwithstanding the discovery of such different or additional facts.

18. In executing this Agreement, the Parties Hereto, and each of them, waive and relinquish all rights and benefits afforded to them under the provisions of section 1542 of the California Civil Code, which provides as follows:

> "A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor."

19. The Parties Hereto, and each of them, warrant and represent that the effect and import of the provisions of section 1542 have been fully explained to them.

20. Plaintiff warrants and represents that none of the liabilities, claims, defenses, causes of action, damages, costs, or demands which are intended to be released herein, as set forth in paragraph 14 above, has been assigned, in whole or in part, to any person or entity. To the extent that the general releases set forth above run to the favor of persons or entities not signatories hereto, the Agreement is hereby declared to be made in and for their respective benefits and uses.

F. Additional Provisions.

21. Each of the Parties Hereto denies any liability to each of the other Parties Hereto, and acknowledges and agrees that the execution and delivery of the Agreement by the Parties Hereto constitutes a settlement of disputed and contested claims, and that no provision hereof or act taken pursuant hereto shall constitute

or be construed as an admission of any liability or wrongdoing on the part of any of the Parties Hereto.

22. In the event that any of the Parties Hereto brings any claim, motion or legal action against the other of the Parties Hereto arising out of or relating to this Agreement, the prevailing party in such claim, motion or legal action shall be entitled to recover payment from the non-prevailing party of all of its actual costs and expenses reasonably incurred on account of such dispute and/or in enforcing its rights under this Agreement, including, but not limited to, attorneys' fees, costs and expenses.

23. Each of the Parties Hereto acknowledges that, but for the provision of each of the Recitals and terms of this Agreement, none of the Parties Hereto would enter into this Agreement. No addition, modification, amendment or waiver of any part of this Agreement shall be binding or enforceable unless executed in writing by each of the Parties Hereto.

24. This Agreement shall be construed as if mutually prepared by each of the Parties Hereto, and shall be interpreted and governed in accordance with the laws of the State of California.

25. The Agreement is executed voluntarily by each of the Parties Hereto, without any duress or undue influence on the part of, or on behalf of, any of them. Each of the Parties Hereto has read and fully understands the provisions of this Agreement and has relied on the advice and representation of legal counsel in entering into this Agreement.

26. The Agreement represents the entire agreement between the Parties Hereto with respect to the matters referred to herein, and supersedes any and all previous understandings, representations and agreements between the Parties Hereto, whether written or oral.

27. The Agreement shall bind, and inure to the benefit of, the respective successors, assigns, transferees, grantees, beneficiaries, legatees, heirs, executors, administrators, and estates of each of the Parties Hereto.

28. All notices and other communications required or permitted to be given under this Agreement, including without limitation, any change of the addresses or facsimile numbers set forth in this paragraph, shall be made in writing and shall be deemed to be given if delivered by both facsimile and first class mail, postage prepaid, and addressed as follows:

If to Plaintiff, to Plaintiff's counsel of record:

Loraine Todd, Esq.
George Sykulski, APC
16027 Ventura Blvd., Suite 503
Encino, CA 91436
Fax: 818/783-2918

If to Defendant, to Defendant's counsel of record:

Jeffrey W. Shields, Esq.
Shields Law Offices
1920 Main Street, Suite 1080
Irvine, California 92614
Fax: 949/724-7905

29. The Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same instrument. Notwithstanding the fact that each of

the Exhibits hereto must bear original signatures and be properly delivered to the attorneys of record for Plaintiff, this Agreement may be executed and transmitted by facsimile, and all executed facsimile copies shall be deemed and accepted as signed originals.

IN WITNESS WHEREOF, each of the Parties Hereto has executed this Agreement by its signature or the signature of its authorized representative as set forth below.

DATED: March 30, 2006

DAVID BERNARD

DATED: March __, 2006

WINWIN GAMING, INC.

By: ____________________
(Name): ____________________
Its: ____________________

APPROVED AS TO FORM:

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: Loraine Todd
Loraine Todd
Attorneys for Plaintiff

SHIELDS LAW OFFICES

By: ____________________
Jeffrey W. Shields
Attorneys for Defendant

the Exhibits hereto must bear original signatures and be properly delivered to the attorneys of record for Plaintiff, this Agreement may be executed and transmitted by facsimile, and all executed facsimile copies shall be deemed and accepted as signed originals.

IN WITNESS WHEREOF, each of the Parties Hereto has executed this Agreement by its signature or the signature of its authorized representative as set forth below.

DATED: March __, 2006

____
DAVID BERNARD

DATED: March 30, 2006

WINWIN GAMING, INC.

By: [signature]
(Name): EXECUTIVE VICE President
Its: PETER PANG

APPROVED AS TO FORM:

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: ______________________
Loraine Todd
Attorneys for Plaintiff

SHIELDS LAW OFFICES

By: [signature]
Jeffrey W. Shields
Attorneys for Defendant

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

DAVID BERNARD, Plaintiff, vs. WINWIN GAMING, INC., etc., Defendant.	Case No. CV 05-05974 PA (PJWx) STIPULATION FOR ENTRY OF JUDGMENT [No Hearing Required]

WHEREAS, plaintiff DAVID BERNARD ("Plaintiff"), on the one hand, and defendant WINWIN GAMING, INC., as successor in interest to JUNUM, INCORPORATED ("Defendant"), on the other hand, are in agreement that Defendant is indebted to Plaintiff, and is obligated to pay to Plaintiff the sum of $270,000.00, as set forth in a written settlement agreement (the "Settlement Agreement") entered into between Plaintiff and Defendant; and

WHEREAS, in order to avoid the costs, delay and acrimony associated with litigation, Plaintiff and Defendant desire to stipulate to the entry of judgment in favor of Plaintiff and

against Defendant in the amount of $270,000.00 as set forth hereinbelow;

NOW, THEREFORE, IT IS HEREBY STIPULATED by and between Plaintiff, on the one hand, and Defendant, on the other hand, that:

1. This Court has jurisdiction over the parties hereto and the subject matter of this action, and venue lies properly in this Court;

2. Plaintiff may immediately file the within "Stipulation For Entry Of Judgment" (the "Stipulation for Judgment") with this Court and seek to enforce the Stipulation for Judgment without the need for any notice, declaration or order;

3. Upon the filing of this Stipulation for Judgment, and upon an ex parte application that sets forth the amount of all payments, if any, made by Defendant to Plaintiff since the date of entry into the Settlement Agreement, a Judgment may, and shall, be entered forthwith by the Court in the Action in favor of Plaintiff and against Defendants in the total amount of $270,000.00, i.e., $260,000.00 plus $10,000.00 for attorneys' fees, less credit for any amounts paid by Defendant to Plaintiff pursuant to the Settlement Agreement, and with post-judgment interest then accruing thereafter at the legal rate on any unpaid balance to the date of full satisfaction thereof;

4. The above-referenced Judgment shall be substantially in the form of that proposed "Judgment On Stipulation For Entry Of Judgment", a true copy of which is attached hereto as Exhibit "1" and is incorporated herein by this reference;

5. Such Judgment shall become final and nonappealable immediately upon entry; and

6. Defendant hereby voluntarily and knowingly waives its civil due process rights to trial, notice and hearing in this matter.

DATED: March 30, 2006

[signature]
DAVID BERNARD

DATED: March __, 2006

WINWIN GAMING, INC.

By:____________________
(Name):_________________
Its:____________________

APPROVED AS TO FORM:

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: [signature]
Loraine Todd
Attorneys for Plaintiff

SHIELDS LAW OFFICES

By:____________________
Jeffrey W. Shields
Attorneys for Defendant

GOOD CAUSE APPEARING, IT IS SO ORDERED.

DATED:____________________

____
JUDGE OF THE UNITED STATES DISTRICT COURT

6. Defendant hereby voluntarily and knowingly waives its civil due process rights to trial, notice and hearing in this matter.

DATED: March __, 2006

____
DAVID BERNARD

DATED: March 30, 2006

WINWIN GAMING, INC.

By: _______________________
(Name): Peter Pang
Its: Executive Vice President

APPROVED AS TO FORM:

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: _______________________
Loraine Todd
Attorneys for Plaintiff

SHIELDS LAW OFFICES

By: _______________________
Jeffrey W. Shields
Attorneys for Defendant

GOOD CAUSE APPEARING, IT IS SO ORDERED.

DATED: _______________________

____
JUDGE OF THE UNITED STATES DISTRICT COURT

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

DAVID BERNARD, Plaintiff, vs. WINWIN GAMING, INC., etc., Defendant.	Case No. CV 05-05974 PA (PJWx) JUDGMENT ON STIPULATION FOR ENTRY OF JUDGMENT [No Hearing Required]

WHEREAS, plaintiff DAVID BERNARD ("Plaintiff") and defendant WINWIN GAMING, INC., as successor in interest to JUNUM, INCORPORATED ("Defendant"), having duly stipulated in that certain document entitled "Stipulation For Entry Of Judgment" (the "Stipulation for Judgment") that a Judgment may, and shall, be entered forthwith by this Court in favor of Plaintiff and against Defendant in the total amount of $270,000.00, *i.e.*, $260,000.00 plus $10,000.00 for attorneys' fees, less credit for any amounts paid by Defendant to Plaintiff; and

WHEREAS, the Stipulation for Judgment further provides, inter alia, that the Court's Judgment shall become final and nonappealable immediately upon entry;

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Plaintiff shall have, and hereby does have, a Judgment against Defendant in the amount of $260,000.00, plus $10,000.00 for attorneys' fees, less credit for any amounts paid by Defendant to Plaintiff, for a total judgment in the amount of $_______________; and

2. Such Judgment is hereby deemed to be final and nonappealable immediately upon entry hereof.

DATED: ____________________

____
JUDGE OF THE UNITED STATES DISTRICT COURT

APPROVED AS TO FORM:

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: ____________________
Loraine Todd
Attorneys for Plaintiff

SHIELDS LAW OFFICES

By: ____________________
Jeffrey W. Shields
Attorneys for Defendant

WHEREAS, the Stipulation for Judgment further provides, inter alia, that the Court's Judgment shall become final and nonappealable immediately upon entry;

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. Plaintiff shall have, and hereby does have, a Judgment against Defendant in the amount of $260,000.00, plus $10,000.00 for attorneys' fees, less credit for any amounts paid by Defendant to Plaintiff, for a total judgment in the amount of $________________; and

2. Such Judgment is hereby deemed to be final and nonappealable immediately upon entry hereof.

DATED: ________________

____
JUDGE OF THE UNITED STATES DISTRICT COURT

APPROVED AS TO FORM:

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: ____________________
Loraine Todd
Attorneys for Plaintiff

SHIELDS LAW OFFICES

By: ____________________
Jeffrey W. Shields
Attorneys for Defendant

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

DAVID BERNARD, Plaintiff, vs. WINWIN GAMING, INC., etc., Defendant.	Case No. CV 05-05974 PA (PJWx) STIPULATION FOR DISMISSAL OF ACTION WITH PREJUDICE; AND ORDER THEREON [No Hearing Required]

WHEREAS, plaintiff DAVID BERNARD ("Plaintiff") and defendant WINWIN GAMING, INC., as successor in interest to JUNUM, INCORPORATED ("Defendant"), having reached a full settlement of their respective differences in the above-entitled action, and the terms of such settlement having been documented in writing between such parties (the "Settlement Agreement"); and

WHEREAS, the terms of such Settlement Agreement include dismissal of this action with prejudice, but the parties nonetheless desire and hereby request this Court pursuant to the provisions of California Code of Civil Procedure section 664.6 to retain jurisdiction solely for the purpose of enforcing the terms

of the settlement should such enforcement become necessary;

NOW, THEREFORE, IT IS HEREBY STIPULATED by and between each of the parties hereto through their respective undersigned attorneys of record that:

1. This action shall hereby be dismissed in its entirety with prejudice, and with each party to bear its own attorney's fees and costs, unless there is a breach of the parties' Settlement Agreement, and its accompanying Stipulation for Entry of Judgment (the "Stipulation") is then filed, in which case Plaintiff shall be awarded attorneys' fees in the amount of $10,000 as provided in the Stipulation and in the Judgment to be entered thereon; and

2. This Court shall nonetheless retain jurisdiction pursuant to the provisions of California Code of Civil Procedure section 664.6 to enforce the terms of the parties' Settlement Agreement, including without limitation, filing of the Stipulation to enforce a Judgment, should such enforcement become necessary.

DATED: March 30, 2006

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: Loraine Todd
Loraine Todd
Attorneys for Plaintiff

DATED: March 30, 2006

SHIELDS LAW OFFICES

By: [signature]
Jeffrey W. Shields
Attorneys for Defendant

GOOD CAUSE APPEARING, IT IS SO ORDERED.

DATED: ____________________

____
JUDGE OF THE UNITED STATES DISTRICT COURT

of the settlement should such enforcement become necessary;

NOW, THEREFORE, IT IS HEREBY STIPULATED by and between each of the parties hereto through their respective undersigned attorneys of record that:

1. This action shall hereby be dismissed in its entirety with prejudice, and with each party to bear its own attorney's fees and costs, unless there is a breach of the parties' Settlement Agreement, and its accompanying Stipulation for Entry of Judgment (the "Stipulation") is then filed, in which case Plaintiff shall be awarded attorneys' fees in the amount of $10,000 as provided in the Stipulation and in the Judgment to be entered thereon; and

2. This Court shall nonetheless retain jurisdiction pursuant to the provisions of California Code of Civil Procedure section 664.6 to enforce the terms of the parties' Settlement Agreement, including without limitation, filing of the Stipulation to enforce a Judgment, should such enforcement become necessary.

DATED: March __, 2006

GEORGE SYKULSKI, A PROFESSIONAL LAW CORPORATION

By: ______________________
Loraine Todd
Attorneys for Plaintiff

DATED: March 30, 2006

SHIELDS LAW OFFICES

By: ______________________
Jeffrey W. Shields
Attorneys for Defendant

GOOD CAUSE APPEARING, IT IS SO ORDERED.

DATED: ______________________

____
JUDGE OF THE UNITED STATES DISTRICT COURT